Exhibit 99.4

Xcerra Employee Q&A

NOTE: This document is Xcerra confidential and should not be shared outside the company.

The purpose of this document is to address some of the questions that you, as Xcerra employees, may have. Additional questions should be directed to your manager, or Xcerra Human Resources.

Contents
1.1	The Transaction	1
1.2	The New Company	2
1.3	Customer Issues	3
1.4	HR and Personnel Related	4
1.5	Product Issues	4

1.1 The Transaction

What triggered the transaction? / Why did Xcerra agree to the transaction?

•	Once Xcerra announced the termination of the agreement with Hubei Xinyan the Cohu management team immediately reached out to the Xcerra management team expressing an interest in acquiring Xcerra.

•	The Xcerra Board of Directors has a fiduciary obligation to shareholders to consider Cohu’s offer and after significant due diligence and negotiations by Xcerra’s management team, and considerable deliberation by the Board of Directors, the Board of Directors determined that the best course of action was to accept the offered value of $13.92 per share.

What are the major benefits of the merger?

•	Complementary product portfolio: The combined company’s product portfolio will give our customers the best possible portfolio of technologies to match their business and technical needs.

•	Scale: the combined trailing twelve month sales for the two companies is over $800 million.

•	Additive customer base: The combined company will be able to access a much broader pool of customers, further reducing the risk of dependence on any one single large customer.

How do you think this transaction will be viewed by analysts?

•	There have been favorable analyst reports written about the merits of a transaction such as the one being announced. Investor sentiment has also long favored such a transaction. We expect support from the financial community for this deal.

•	Long term the company will need to exhibit the financial performance expected as a result of putting the companies together.

What about our competitors, will they position this as a merger of two small players?

•	No matter what our competitors say or do our focus is to build a company that delivers better returns to our shareholders than the industry norm through continued focus on key markets, customers and market leading business operation model.

How long to achieve full integration?

•	We expect the full integration will take up to 24 months after the deal is closed.

CONFIDENTIAL INTERNAL XCERRA DOCUMENT	Page 1 of 6

XCERRA Employee Q&A

What synergies will we see?

•	We expect the synergies will come from across the board – operational, product, footprint, people, etc. The details and timing of the synergies will become clearer as the management teams of both companies develop the integration plans. When the transaction closes we will fully share information.

When do we expect this deal to close?

•	The transaction is expected to close in second half of the calendar year.

How confident are we that this transaction will go through?

•	Both companies expect the transaction to close. The Boards of Directors of both companies have approved the deal unanimously, and recommend their company’s respective shareholders do the same. Completion of the transaction is subject to customary closing conditions, including obtaining certain regulatory approvals and the approval of both companies’ respective stockholders. Each of Xcerra and Cohu are committed to working together to satisfy the conditions to be satisfied prior to the closing.

What happens next?

•	On a day-to-day basis, you’ll notice no immediate change. Until the closing of the transaction, both companies remain independent and compete in the marketplace just as they have in the past. Talk with your manager and if you have specific questions, just ask. Within the limits of the law, we will keep providing updates frequently.

If I am approached by a customer, competitor or supplier for comments on the merger what should I do?

•	As you go through the coming days and months, there is no doubt that the merger will be a frequent topic of conversation with customers and other outside parties. In these conversations, do not speculate or share any information beyond what is publicly released. Limit your comments to the materials in the merger press release and key messages. If any customer, competitor or supplier expresses concern or complains about the pending transaction, please document that conversation and contact our Chief Legal Counsel, Colin Savoy (colin.savoy@xcerra.com).

•	In addition, do not discuss the merger in any way with the media, analysts, or investors. The only authorized spokespeople for Xcerra are Dave Tacelli, Mark Gallenberger and Rich Yerganian. Please forward all inquiries of this type to Rich Yerganian (rich.yerganian@xcerra.com).

1.2 The New Company

What decisions have been made around the management structure?

•	Luis Müller, president and CEO, and Jeffrey Jones, CFO, of Cohu will remain in those roles in the new combined entity.

•	Further organizational changes and leadership will be determined in the coming months.

Who is on the new Board of Directors?

•	There will be 2 directors from Xcerra and 5 directors from Cohu.

Where will the company’s headquarters be?

•	Headquarters for Cohu are, and will continue to be, located in Poway, CA. just north of San Diego.

XCERRA Employee Q&A

What about the combined company’s office locations?

•	Both companies have a worldwide presence and as a result may have duplicate offices in many locations. An in depth analysis of square footage, employees per location, and proximity of customers to the offices will be conducted to determine the outcome of the footprint consolidation effort.

What staffing changes will there be?

•	At this point, other than Dave Tacelli and Mark Gallenberger leaving the company, no decision has been made on the organization. This work will occur over the next few months and we will communicate the structure as quickly as possible.

How will the integration process of the two companies be managed?

•	Joint integration teams will be formed to manage the process. We will provide more information as this develops.

•	The combined company will establish and monitor specific milestone and processes to ensure the integration of the two companies is executed as flawlessly as possible.

What will the impact on my department?

•	We still need to go through a thorough analysis before we can communicate the exact impact on reorganizations, integration, etc.

What do you see as the opportunities for the combined company going forward?

•	We expect the combined company to have the scale and worldwide presence to effectively compete in the backend semiconductor test and inspection industry.

•	We expect that the combined company will be able to provide cost effective test technology across RF, mixed-signal, analog, and digital in the automotive, mobility, industrial and consumer end markets – giving its customers the optimum flexibility and choice as they implement the right test strategy.

•	We expect that the combined company will have greater presence in the leading semiconductor companies as our customers.

•	With the combined portfolio, we expect the combined company will have an opportunity to expand its presence with customers.

1.3 Customer Issues

How do we think our top customers will view this merger?

•	As part of the communication process around the transaction we have started the process of reaching out to key executives and personnel at many of our key customers, with additional communications also underway. We see significant advantages as a result of the transaction for all of our customers, including our top customers.

What impact will this have on how I work with customers?

•	From the announcement on May 8, 2018 to the expected closing in the second half of the calendar year, both Xcerra and Cohu employees should conduct business as usual. We are still separate companies until closing.

•	This means competing as you would prior to the announcement.

•	This means not making any changes to the organization in anticipation of the transaction.

•	This means continuing all R&D projects as we would if the transaction was not pending.

XCERRA Employee Q&A

How will this impact our customers?

•	We expect that our customers will enjoy a variety of benefits of the transaction, including:

•	Increased confidence to conduct business with a larger, more financially stable company

•	Increased confidence to conduct business with a company that counts the leading semi providers as its customers

•	Increased access to technology resulting from strength of the combined product portfolio

•	Better support due to a broader strategic distribution of resources worldwide

What will happen at accounts where we both have a presence?

•	After close of the transaction, customers will be notified if there are any changes to their account teams. Until the close of transaction, the companies will continue to operate their respective businesses as usual.

Should Xcerra and Cohu customers continue to call Xcerra/Cohu for support of their products?

•	Yes, our customers should continue to contact their respective support teams. Until the transaction is closed, Xcerra and Cohu remain independent companies and must continue to operate their respective businesses as usual.

1.4 HR and Personnel Related

What about all of our benefit programs?

•	Until the transaction closes and for the first 12 months following the Closing, you will receive benefits that are no less favorable than the benefits provided to you immediately prior to the closing of the transaction.

•	The ESPP program will not restart on August 1, 2018 as previously communicated.

•	Additional information regarding RSU awards will be communicated as it becomes available.

1.5 Product Issues

What will be the impact on product roadmap?

•	The combined company will not be able to finalize a joint product roadmap until after the transaction is closed. However, we expect the individual strengths of both companies to play a significant role in the outcome of the roadmap.

What are the benefits of the combined product lines?

•	The combined product lines, which are largely complementary, will allow the new company to offer the broadest, most cost effective test solutions to our customers in the Mobility, Automotive, IoT, Industrial and Consumer markets.

Will planned product releases for the companies be affected?

•	Until the transaction closes, both companies will continue to develop their respective existing roadmaps.

XCERRA Employee Q&A

Additional Information and Where You Can Find It

Cohu Inc., (“Cohu”) will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) containing a prospectus with respect to the Cohu common stock to be issued in the proposed transaction and a joint proxy statement of Cohu and Xcerra Corporation (“Xcerra”) in connection with the proposed transaction (the “Joint Proxy Statement/Prospectus”) and other documents concerning the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be delivered to the stockholders of Xcerra and Cohu after the Registration Statement is declared effective by the SEC. This communication is not a substitute for the Registration Statement, the definitive Joint Proxy Statement/Prospectus or any other documents that Xcerra or Cohu may file or may have filed with the SEC, or will send or have sent to stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these documents (when they become available) and other documents filed by Xcerra and Cohu with the SEC at the SEC’s website at www.sec.gov. The Joint Proxy Statement/Prospectus and other documents filed by Xcerra or Cohu may also be obtained free of charge by visiting the Xcerra Investor Relations page on its corporate website at https://xcerra.com/investors or by contacting Xcerra Investor Relations by telephone at (781) 467-5063 or by mail at Xcerra Investor Relations, Xcerra Corporation, 825 University Avenue, Norwood, MA 02062, attention Rich Yerganian or by visiting the Cohu Investor Relations page on its corporate website at https://cohu.gcs-web.com or by contacting Cohu Investor Relations by telephone at (858) 848-8106 or by mail at Cohu Corporate Headquarters, 12367 Crosthwaite Circle, Poway, CA 92064, attention Jeffrey D. Jones.

Participants in the Solicitation

Xcerra, Cohu, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed “participants” in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Xcerra stockholders or Cohu stockholders generally, is set forth in the Joint Proxy Statement/Prospectus filed with the SEC. Information regarding Xcerra’s directors and executive officers and their beneficial ownership of Xcerra common stock is also set forth in Xcerra’s proxy statement on Schedule 14A filed with the SEC on September 5, 2017, and in its Annual Report on Form 10-K for the year ended July 31, 2017, and is supplemented by other public filings made, and to be made, with the SEC by Xcerra. These documents are available free of charge at the SEC’s website at www.sec.gov or by visiting the Xcerra Investor Relations page on its corporate website at https://xcerra.com/investors. Information concerning Cohu’s directors and executive officers and their beneficial ownership of Cohu’s common stock is set forth in Cohu’s annual proxy statement on Schedule 14A filed with the SEC on April 3, 2018, and in its Annual Report on Form 10-K for the year ended December 31, 2017. These documents are available free of charge at the SEC’s website at www.sec.gov or by visiting the Cohu Investor Relations page on its corporate website at https://cohu.gcs-web.com. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus regarding the proposed transaction and other relevant materials that have been or will be filed with the SEC when they become available. You may obtain copies of the documents described in the preceding sentence when they become available free of charge by visiting the SEC’s website at www.sec.gov.

XCERRA Employee Q&A

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Xcerra Corporation (“Xcerra”) and Cohu, Inc. (“Cohu”) and the ability to consummate the proposed transaction. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory clearances, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR); (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Xcerra and Cohu to consummate the proposed transaction, including as a result of the failure of Cohu to obtain or provide on a timely basis or at all the necessary financing; (iii) the ability of Xcerra and Cohu to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed transaction that could be instituted against Xcerra, Cohu or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Xcerra’s and/or Cohu’s respective businesses; (vii) the ability of Xcerra or Cohu to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Xcerra’s or Cohu’s financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Xcerra’s or Cohu’s ability to pursue certain business opportunities or strategic transactions; (xi) continued availability of capital and financing and rating agency actions; (xii) legislative, regulatory and economic developments; (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and (xiv) such other factors as are set forth in (A) Xcerra’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Xcerra’s Form 10-K for the fiscal year ended July 31, 2017, (B) Cohu’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Cohu’s Form 10-K for the fiscal year ended December 31, 2017, (C) in the Registration Statement on Form S-4 that has or will be filed by Cohu with the SEC and the prospectus and joint proxy statement of Cohu and Xcerra that is or will be contained therein, and (D) the other filings made by Xcerra or Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Xcerra can give no assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, Xcerra undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.